                                  EXHIBIT 99.1

                                 PRESS RELEASE

For more information please contact:
WRP CORPORATION
Alan E. Zeffer, Chief Financial Officer
Ph:   630.285.9191

GAVIN ANDERSON & COMPANY
Mayura James, Associate Director
Ph:   212.515.1978

FOR IMMEDIATE RELEASE

            WRP CORPORATION ANNOUNCES RESULTS FOR THIRD QUARTER ENDED
                                 MARCH 31, 2003

ITASCA, IL, MAY 21, 2003 - WRP CORPORATION (NASDAQ: WRPC), a leading distributor and supplier of high quality disposable medical examination, surgical and foodservice gloves, today reported earnings for its third quarter and nine months ended March 31, 2003.

For the quarter ended March 31, 2003, the company reported revenues of $7.1 million, a decrease of $3.1million over the $10.2 million of revenues recorded during the third quarter of 2002. For the year to date nine month period, the company reported revenues of $26.4 million, a decrease of $8.1 million over the $34.5 million of revenues recorded during the same period of 2002. This decrease in net sales of 30.4% is due to our transition out of the acute care medical business. Diluted loss per common share increased by 9% to $.12 from $.11 in the same period of 2002.

Gross profit margins for the three and nine month periods were 9.4% and 16.1% respectively. For the comparable 2002 periods, gross margins were 20.7% and 26.1%. The decrease in gross margins is attributable to an increase in the cost of raw latex, which increased by more than 50% versus the comparable 2002 period. Our gross margins were also adversely impacted by the West Coast dock strike and higher freight costs. Price increases for the Company's latex products will not take effect until the fourth quarter.

Selling, general and administrative expenses decreased 32.3% to $2.1 million for the three months ended March 31, 2003. This decrease is attributable to a decrease in salaries and related expenses associated with our transition out of the acute care business. The net loss for the quarter ended March 31, 2003 was $811,269 or $0.12 per share. This compares with a net loss of $752,978 or $0.11 per share for the comparable 2002 period.

"Our results for the third quarter and year-to-date are disappointing as our gross margins were severely reduced due to certain circumstance beyond our control, including the West Coast dock strike and a 50% increase in the cost of raw latex", said Alan Zeffer, Chief Financial Officer. "The company is in the process of increasing prices for our latex products and expect these increases to have a positive impact during the first quarter."

Despite this quarter's performance, Mr. Zeffer noted that the company has made significant progress in executing its growth strategy within the foodservice, retail and healthcare business. "We have been successful in growing our business and continue to reduce our operating expenses. Our SG&A expenses have decreased 36.6% year-to-date and for the nine months ended March 31, 2003, unit sales in our foodservice segment grew 9%, with retail sales up 60%. We continue to focus on diversifying our product line beyond gloves and will continue to aggressively focus on controlling and reducing costs," stated Mr. Zeffer.

WRP Corporation, headquartered in Itasca, is a top marketer and manufacturer of disposable examination and foodservice gloves. The Company's wholly owned subsidiary, American Health Products Corporation, is a leading supplier of branded and private label disposable gloves to the medical, foodservice, dental and retail markets nationwide. The Company is a subsidiary of Malaysia-based WRP Asia Pacific, one of the world's leading integrated manufacturers of latex powder-free disposable gloves.

This press release contains forward-looking statements, which involve numerous risks and uncertainties. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Company's filings with the Securities and Exchange Commission.

                        WRP CORPORATION AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                     ASSETS

                                                                                        March 31, 2003               June 30, 2002
                                                                                      ------------------          ------------------
CURRENT ASSETS:
          Cash and cash equivalents                                                   $         424,943           $         451,948
          Accounts receivable - trade, net of allowance for doubtful
            accounts of $57,571 at March 31, 2003 and $150,000 at June 30, 2002               1,906,524                   4,846,396
          Inventories, net                                                                    9,485,965                   8,506,652
          Prepaid expenses                                                                      765,684                     739,944
          Due from affiliate, net of allowance of $5,586,271                                  3,901,233                   3,368,050
          Deferred tax assets                                                                 2,816,924                   2,752,312
          Other receivables                                                                     493,634                     389,242
                                                                                      ------------------          ------------------
                Total current assets                                                         19,794,907                  21,054,544
                                                                                      ------------------          ------------------


PROPERTY, PLANT AND EQUIPMENT:
          Land rights and land improvements                                                     736,535                     736,535
          Construction in progress                                                               56,360                      36,084
          Equipment, furniture and fixtures                                                  16,677,077                  16,534,201
          Building improvements                                                               2,336,683                   2,304,128
          Vehicles                                                                              115,467                      90,201
                                                                                      ------------------         -------------------
                  Total property, plant and equipment                                        19,922,122                  19,701,149
          Less - Accumulated depreciation and amortization                                   10,418,815                   9,102,424
                                                                                      ------------------         -------------------
                  Property, plant and equipment, net                                          9,503,307                  10,598,725
                                                                                      ------------------         -------------------

OTHER ASSETS:
          Goodwill, net of accumulated amortization of $707,906
            at March 31, 2003 and $707,906 at June 30, 2002                                   1,042,094                   1,042,094
          Other Assets                                                                          504,697                     252,132
                                                                                      ------------------         -------------------
                  Total other assets                                                          1,546,791                   1,294,226

                                                                                      ------------------         -------------------
                                                                                      $      30,845,005           $      32,947,495
                                                                                      ==================          ==================


                        WRP CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)
                      LIABILITIES AND SHAREHOLDERS' EQUITY


                                                                                 March 31, 2003              June 30, 2002
                                                                                ----------------            ----------------
CURRENT LIABILITIES:
         Accounts payable - trade                                               $     2,166,911             $     1,255,515
         Trade notes payable to bank                                                  2,508,324                   2,860,414
         Notes payable and current portion of
            long-term obligations                                                     2,115,364                   4,555,964
         Due to affiliate                                                             4,466,375                   2,657,279
         Accrued expenses                                                             1,398,608                   2,382,262
                                                                                ----------------            ----------------
                 Total current liabilities                                           12,655,582                  13,711,434
                                                                                ----------------            ----------------

LONG-TERM DEBT                                                                                -                      19,311
                                                                                ----------------            ----------------

DEFERRED TAX LIABILITY                                                                  626,012                     562,728
                                                                                ----------------            ----------------

MINORITY INTEREST IN SUBSIDIARY                                                       1,616,493                   1,817,872
                                                                                ----------------            ----------------

SHAREHOLDERS' EQUITY:
         Series A common stock, $.01 par value; 1,252,538 shares
            authorized; 1,252,538 shares issued and outstanding
            in 2003 and 2002                                                             12,525                      12,525
         Common stock, $.01 par value; 10,000,000 shares
            authorized;  5,803,692 shares issued and
            outstanding at March 31, 2003 and June 30, 2002                              58,037                      58,037
         Addtional paid-in capital                                                   17,942,471                  17,942,471
         Retained earnings                                                            (436,939)                     441,493
         Less - Common stock in treasury, at cost, 432,600 and 412,600
            shares at March 31, 2003 and June 30, 2002, respectively                (1,629,176)                 (1,618,376)
                                                                                ----------------            ----------------
                 Total shareholders' equity                                          15,946,918                  16,836,150

                                                                                ----------------            ----------------
                                                                                $    30,845,005             $    32,947,495
                                                                                ================            ================

   The accompanying notes to interim consolidated financial statements are an integral part of these balance sheets.

                        WRP CORPORATION AND SUBSIDIARIES


                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                                        For the Three Months
                                                                                           Ended March 31,
                                                                                --------------------------------------
                                                                                      2003                 2002
                                                                                --------------------------------------
NET SALES                                                                       $       7,062,481    $     10,153,320
COST OF GOODS SOLD                                                                      6,399,130           8,055,449
                                                                                ------------------   -----------------
GROSS PROFIT                                                                              663,351           2,097,871
OPERATING EXPENSES:
         Selling, general and administrative                                            2,103,707           3,107,444
                                                                                ------------------   -----------------
LOSS FROM OPERATIONS                                                                  (1,440,356)         (1,009,573)
INTEREST EXPENSE                                                                           35,379              55,820
OTHER INCOME                                                                               27,218              35,047
                                                                                ------------------   -----------------
         Loss from continuing operations before benefit from
           income taxes and minority interest                                         (1,448,517)         (1,030,346)

BENEFIT FROM INCOME TAXES                                                               (524,943)           (219,629)
                                                                                ------------------   -----------------

         Loss from continuing operations before minority interest                       (923,574)           (810,717)

MINORITY INTEREST IN LOSS OF SUBSIDIARY                                                   112,305              57,739
                                                                                ------------------   -----------------
                        NET LOSS                                                $       (811,269)    $      (752,978)

BASIC NET LOSS PER COMMON SHARE

     CONTINUING OPERATIONS                                                      $          (0.12)    $         (0.11)
DILUTED NET LOSS PER COMMON SHARE

     CONTINUING OPERATIONS                                                      $          (0.12)    $         (0.11)

                        WRP CORPORATION AND SUBSIDIARIES


                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                                         For the Nine Months
                                                                                           Ended March 31,
                                                                                --------------------------------------
                                                                                      2003                 2002
                                                                                --------------------------------------
NET SALES                                                                       $      26,396,502    $     34,495,468
COST OF GOODS SOLD                                                                     22,158,185          25,502,835
                                                                                ------------------   -----------------
GROSS PROFIT                                                                            4,238,317           8,992,633
OPERATING EXPENSES:
         Selling, general and administrative                                            6,174,445           9,744,114
                                                                                ------------------   -----------------
LOSS FROM OPERATIONS                                                                  (1,936,128)           (751,481)
INTEREST EXPENSE                                                                          105,203             215,032
OTHER INCOME                                                                              463,339              71,606
                                                                                ------------------   -----------------
         Loss from continuing operations before (benefit) provision
           from income taxes and minority interest                                    (1,577,992)           (894,907)

(BENEFIT) PROVISION FROM INCOME TAXES                                                   (582,180)              53,793
                                                                                ------------------   -----------------

         Loss from continuing operations before minority interest and
           extraordinary item                                                           (995,812)           (948,700)

MINORITY INTEREST IN LOSS OF SUBSIDIARY                                                   117,379             149,709
                                                                                ------------------   -----------------
          Loss from continuing operations before extraordinary item                     (878,433)           (798,991)
EXTRAORDINARY ITEM, net of tax                                                                  -           (105,232)
                                                                                ------------------   -----------------
                        NET LOSS                                                $       (878,433)    $      (904,223)
                                                                                ==================   =================

BASIC NET LOSS PER COMMON SHARE

     CONTINUING OPERATIONS                                                      $          (0.13)    $         (0.12)
DILUTED NET LOSS PER COMMON SHARE

     CONTINUING OPERATIONS                                                      $          (0.13)    $         (0.13)

                        WRP CORPORATION AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
          FOR THE NINE MONTHS ENDED MARCH 31, 2003 AND MARCH 31, 2002

                                                                                 Nine Months        Nine Months
                                                                                    Ended              Ended
                                                                               March 31, 2003     March 31, 2002
                                                                              ----------------   ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
          Net loss                                                            $     (878,433)    $     (904,224)
          Adjustments to reconcile net income to net cash
          provided by (used in) operating activities:
                Depreciation                                                        1,390,091          1,464,731
                Amortization                                                                -             50,424
                Deferred income taxes                                                 (1,328)          (331,418)
                Loss on disposal of property, plant and equipment                       7,200             29,291
                Changes in operating assets and liabilities-
                   Accounts receivable - trade, net                                 2,939,872            482,787
                   Inventories, net                                                 (979,313)        (3,556,968)
                   Prepaid expenses                                                  (25,740)            169,352
                   Other assets                                                     (356,958)          (249,870)
                   Accounts payable - trade                                           911,396          2,359,026
                   Accrued expenses                                                 (983,653)            367,268
                   Amounts due to and from affiliates                               1,275,913          (766,196)
                                                                              ----------------   ----------------
                Net cash provided by (used in) operating activities                 3,299,047          (885,797)
                                                                              ----------------   ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
          Capital expenditures                                                      (301,872)          (367,010)
          Proceeds on sale of property, plant and equipment                                 -              7,714
          Minority interest in subsidiary                                           (201,379)          (149,709)
                                                                              ----------------   ----------------
                Net cash used in investing activities                               (503,251)          (509,005)
                                                                              ----------------   ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
          Net borrowings on trade notes payable to banks                            (352,090)            238,171
          Net payments on notes payable                                           (2,459,911)          1,110,327
          Payments for treasury stock repurchases                                    (10,800)           (46,376)
                                                                              ----------------   ----------------
                Net cash (used in) provided by financing activities               (2,822,801)          1,302,122
                                                                              ----------------   ----------------



NET DECREASE IN CASH AND CASH EQUIVALENTS                                            (27,005)           (92,680)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                        451,948            123,741
                                                                              ----------------   ----------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                      $       424,943    $        31,061
                                                                              ================   ================

       The accompanying notes to consolidated financial statements are an integral part of these statements.